EXHIBIT 10


                     TONKON, TORP, GALEN, MARMADUKE & BOOTH
                                Attorneys At Law
                               1600 Pioneer Tower
                              888 S.W. Fifth Avenue
                           Portland, Oregon 97204-2099
                                  (503)221-1440
                               FAX (503) 274-8779
                               TELEX 360823-HQ-PTL

                                  July 31, 1992


Board of Directors of
  The Jensen Portfolio, Inc.
430 Pioneer Tower
888 S.W. Fifth Avenue
Portland, Oregon  97204-2018

Gentlemen:

          We have acted as counsel to The Jensen Portfolio, Inc. (the "Fund") in connection with the preparation and filing of a Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, covering a proposed offering of an indefinite number of shares of the Fund's Common Stock, $.001 par value (the "Shares"). We have reviewed the corporate actions of the Fund in connection with this matter and have examined and relied upon such documents, corporate records and other evidence as we have deemed necessary for the purposes of this opinion.

          Based upon the foregoing, it is our opinion that the Shares have been duly authorized and, when issued and sold in the manner described in the Registration Statement and in accordance with the resolutions adopted by the Board of Directors of the Fund, will be legally issued, fully paid and nonassessable.

          We hereby consent to the filing of this opinion as an exhibit to the Registration Statement.

                                       Very truly yours,


                                       CAROL DEY HIBBS

                                             for
                             TONKON, TORP, GALEN, MARMADUKE & BOOTH